                                                                   EXHIBIT 99(b)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        COEUR D'ALENE MINES CORPORATION

     You must use this form or one substantially equivalent to this form to accept the Exchange Offer of Coeur d'Alene Mines Corporation (the "Company") made pursuant to the Preliminary Prospectus, dated July 2, 2001 (the "Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M. New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender outstanding 7 1/4% Convertible Subordinated Debentures due October 31, 2005, 6 3/8% Convertible Subordinated Debentures due January 31, 2004, and 6% Convertible Subordinated Debentures due June 10, 2002 (together, the "Debentures"), pursuant to the Exchange Offer, a Letter of Transmittal (or facsimile thereof) or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, with any required signature guarantees and any other required documents must also be received by the Exchange Agent prior to 5:00 P.M. New York City time (10:00 P.M. London time), on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Delivery To:

                              THE BANK OF NEW YORK
                                 Exchange Agent

      FOR 7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE OCTOBER 31, 2005,

      6 3/8% CONVERTIBLE SUBORDINATED DEBENTURES DUE JANUARY 31, 2004, AND

  6% CONVERTIBLE SUBORDINATED DEBENTURES DUE JUNE 10, 2002 IN REGISTERED FORM

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        By Hand or Overnight Courier:                By Registered or Certified Mail:
            The Bank of New York                           The Bank of New York
             101 Barclay Street                             101 Barclay Street
          New York, New York 10286                       New York, New York 10286
  Attention: Securities Processing Windows               Attention: Diane Amoroso
          Reorganizations, Floor 7E                      Reorganizations, Floor 7E
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                           By Facsimile Transmission:
                                 (212) 815-6339

                             Confirm by Telephone:
                                 (212) 815-3738

             For Information with respect to the Tender Offer call:
                             D.F. King & Co., Inc.
                               at (800) 755-7250

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Debentures set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed delivery procedures" section of the Prospectus.

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
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
 TOTAL PRINCIPAL AMOUNT OF 7 1/4% DEBENTURES TENDERED*        For book-entry to
                                                              The Depositary Trust Company,
                                                              please provide account number:
----------------------------------------------------------------------------------------------
 $ ____________________                                       Account Number  ______________
----------------------------------------------------------------------------------------------
 * Must be in denominations of principal amount of $2000 or any integral multiple thereof.
   Include total principal amount of 7 1/4% Debentures tendered in a Letter of Transmittal.
----------------------------------------------------------------------------------------------
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
----------------------------------------------------------------------------------------------
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
----------------------------------------------------------------------------------------------
 TOTAL PRINCIPAL AMOUNT OF 6 3/8% DEBENTURES TENDERED*        For book-entry to
                                                              The Depositary Trust Company,
                                                              please provide account number:
----------------------------------------------------------------------------------------------
 $ ____________________                                       Account Number  ______________
----------------------------------------------------------------------------------------------
 * Must be in denominations of principal amount of $2000 or any integral multiple thereof.
   Include total principal amount of 6 3/8% Debentures tendered in a Letter of Transmittal.
----------------------------------------------------------------------------------------------
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
----------------------------------------------------------------------------------------------

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
----------------------------------------------------------------------------------------------
 TOTAL PRINCIPAL AMOUNT OF 6% DEBENTURES TENDERED*            For book-entry to
                                                              The Depositary Trust Company,
                                                              please provide account number:
----------------------------------------------------------------------------------------------
 $ ____________________                                       Account Number  ______________
----------------------------------------------------------------------------------------------
 * Must be in denominations of principal amount of $1000 or any integral multiple thereof.
   Include total principal amount of 6% of Debentures tendered in a Letter of Transmittal.
----------------------------------------------------------------------------------------------
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
----------------------------------------------------------------------------------------------
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

                                PLEASE SIGN HERE

X         ________________________________     __________

X         ________________________________     __________

SIGNATURE(S) OF OWNER(S) OR AUTHORIZED
SIGNATORY                                      DATE

AREA CODE AND TELEPHONE NUMBER: ________________________

     MUST BE SIGNED BY THE HOLDER(S) OF DEBENTURES AS THEIR NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW:

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                        PLEASE PRINT NAME(S) AND ADDRESS(ES)
NAME(S):
                        ------------------------------------------------------------

                        ------------------------------------------------------------

                        ------------------------------------------------------------
CAPACITY
                        ------------------------------------------------------------
ADDRESS(ES):
                        ------------------------------------------------------------

                        ------------------------------------------------------------

                        ------------------------------------------------------------
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